UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2023

LEGATO MERGER CORP. II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41090	85-1783294
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

777 Third Avenue, 37th Floor

New York, NY 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	LGTOU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	LGTO	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share	LTGOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on May 25, 2022, Legato Merger Corp. II, a Delaware corporation (“Legato”), Legato Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Legato (“Merger Sub”), and Southland Holdings LLC, a Texas limited liability company (“Southland” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub will merge with and into Southland, with Southland surviving the merger as a wholly-owned subsidiary of Legato II. The transactions contemplated by the Merger Agreement are referred to herein collectively as the “Transactions.”

On February 1, 2023, Legato’s Registration Statement on Form S-4 (SEC File No. 333-267393) (the “Registration Statement”), which includes a proxy statement for the solicitation of approval of the adoption of the Merger agreement and the approval of the Transactions at an annual meeting of Legato stockholders (“Annual Meeting”) and issuance of the shares in the Transactions (the “Proxy Statement/Prospectus”), was declared effective by the Securities and Exchange Commission. As disclosed in the Proxy Statement/Prospectus, at any time prior to the Annual Meeting, during a period when they are not then aware of any material non-public information regarding Legato or its securities, Legato’s insiders, including Legato’s officers and directors, may purchase shares of Legato common stock from institutional and other Legato investors. The purpose of such share purchases and other transactions would be to decrease the number of public shares that might be redeemed for cash in connection with the Transactions.

On February 8, 2023, Brian Pratt, Legato’s Chairman of the Board, purchased an aggregate of 150,000 shares of Legato’s common stock in the open market at a purchase price of $10.2967 per share. The purchase price is less than the anticipated redemption price that will be paid to holders of Legato public shares through the redemption process in connection with the Transactions as described in the Proxy Statement/Prospectus. As of the close of business on the date of the purchases by Mr. Pratt, an aggregate of approximately 2.7 million shares had been submitted for redemption to Legato’s transfer agent in connection with the Transactions. The shares purchased by Mr. Pratt will not be voted by him at the Annual Meeting and he has waived any right to redemption with respect to such shares in connection with the vote on the Transactions. Because the shares purchased will not be voted on the Transactions, it is not anticipated that such purchases will have any impact on the approval of the Transactions. Mr. Pratt purchased the shares based on his confidence in the business of Southland. The purchases will also help to ensure that the funds held in Legato’s trust account related to such shares would remain available to the combined company following the consummation of the Transactions.

The information set forth in this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K is not intended to be all-inclusive or to contain all the information that a person may desire in considering the proposed Transactions discussed herein. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed Transactions.

This Current Report on Form 8-K includes “forward-looking statements” made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the proposed Transactions between Legato and the Company, including statements regarding the benefits of the Transactions, the anticipated timing of the Transactions, the business of the Company and the markets in which it operates. Actual results may differ from expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words or phrases such as “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” seek,” “intend,” “strategy,” or the negative version of those words or phrases or similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Legato’s and the Company’s expectations with respect to future performance and anticipated financial impacts of the proposed Transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legato’s and the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: general economic, financial, legal, political and business conditions and changes in domestic markets; the potential effects and impact of the global COVID-19 pandemic; risks related to the business of Southland and the timing of expected business milestones; changes in the assumptions underlying the expectations of Southland regarding its future business; the effects of competition on Southland’ future business; the outcome of any legal proceedings that may be instituted against Legato, Southland, the combined company or others following the announcement of the proposed Transactions and any definitive agreements with respect thereto; the inability to complete the proposed Transactions, including, without limitation, the inability obtain approval of the stockholders of Legato or to satisfy other conditions to closing; the ability to meet stock exchange listing standards in connection with and following the consummation of the proposed Transactions; the risk that the proposed Transactions disrupt current plans and operations of Southland or Legato as a result of the announcement and consummation of the proposed Transactions; the ability to recognize the anticipated benefits of the proposed Transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the proposed Transactions; changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the proposed Transactions; the parties’ estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in the filings made by Legato with the SEC, including the proxy statement/prospectus that will be filed relating to the proposed Transactions. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Legato and the Company caution that the foregoing list of factors is not exclusive. Legato and the Company caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Legato nor the Company undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information and Where to Find It

This document is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and does not constitute an offer to sell, buy, or exchange or the solicitation of an offer to sell, buy, or exchange any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, purchase, or exchange of securities or solicitation of any vote or approval in any jurisdiction in contravention of applicable law.

In connection with the proposed Transactions between Legato and the Company, Legato has filed the Registration Statement, which includes a definitive Proxy Statement/Prospectus. Legato has mailed the definitive Proxy Statement/Prospectus to its stockholders in connection with the Transactions. INVESTORS AND SECURITYHOLDERS OF LEGATO ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SOUTHLAND, LEGATO, THE TRANSACTIONS AND RELATED MATTERS. Investors and securityholders will be able to obtain free copies of the definitive Proxy Statement/Prospectus and other documents filed with the SEC by Legato and Legato through the website maintained by the SEC at www.sec.gov. In addition, investors and securityholders will be able to obtain free copies of the documents filed with the SEC by directing a written request by mail to Legato at 777 Third Avenue, 37th Floor, New York, NY 10017 or by email to ajaffe@crescendopartners.com.

Participants in the Solicitation

Legato, the Company, and certain of their respective directors, executive officers, and employees may be considered to be participants in the solicitation of proxies in connection with the transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Legato in connection with the transaction, including a description of their respective direct and indirect interests, by security holdings or otherwise, is included in the Proxy Statement/Prospectus described above. Additional information regarding Legato’s directors and executive officers can also be found in Legato’s annual report on Form 10-K for the year ended December 31, 2021. These documents are available free of charge as described above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination, or (ii) an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2023	LEGATO MERGER CORP. II

	By:	/s/ Gregory Monahan
Gregory Monahan
Chief Executive Officer

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